Exhibit 99.12

GeoBio Energy, Inc. Announces Extension of Purchase Agreement with Colorado Civil Construction Company

SEATTLE, Dec. 1, 2010 (GLOBE NEWSWIRE) -- GeoBio Energy, Inc. (Pink Sheets:GBOE - News) ("GeoBio"), today announces the extension of the previously announced acquisition agreement of a civil construction company operating in the Piceance Creek Basin of Colorado. The extension calls for closing 90 days after the civil construction company completes one of three new, and expectedly more profitable, master service agreements with major customers.

The civil construction company has a strong reputation in the Piceance Creek Basin and has strong customer relationships with substantial opportunity for growth. Additional growth through expanding the business to all the major operators in the basin as well as other emerging growth shale plays within the lower 48 states, will be a top priority. GeoBio expects that the stellar performance, quality and safety record of the civil construction company will be a significant competitive advantage for GeoBio's platform for growth, when coupled with other potential strategic acquisitions.

Separately, on December 1, 2010, GeoBio completes a recapitalization of its common stock. GeoBio believes this recapitalization is integral to its strategic growth and financing plans.

"We see significant growth opportunities in the natural gas and oil services industry," said GeoBio's President & CEO, John Sams, "and we look forward to growing our business geographically, completing strategic acquisitions and implementing our overall growth strategy."

About GeoBio Energy:

GeoBio Energy's business model emphasizes the acquisition and operation of existing companies in the oil and gas services and energy industry. As oil and gas exploration continue in the face of ever rising demand, preparing and monitoring drilling sites and obtaining peak efficiency and production from existing, aging wells becomes increasingly important. GeoBio believes this to be a significant growth opportunity in its strategy to combine and consolidate companies in the oil and natural gas services sector. Visit GeoBio's web site: http://www.geobioenergyinc.com/

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